U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: April 12, 2007


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada               0-50367                 98-0359306
____________________________      _____________________      ___________________
(State or other jurisdiction      (Commission file no.)         (IRS Employer
     of Incorporation)                                       Identification No.)


                              1307 Venables Street
                  Vancouver, British Columbia, Canada, V5L 2G1
                  ____________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On April 12, 2007, the board of directors of Naturally Advanced Technologies, Inc., a corporation organized under the laws of the Province of British Columbia, Canada (the "Company"), pursuant to written consent resolutions unanimously approved and adopted the amended insider trading policy (the "Insider Trading Policy"), and ratified the adoption of the code of ethics as prepared effective August 18, 2004 (the "Code of Ethics"). The Amended Insider Trading Policy and the Code of Ethics are attached hereto as exhibits and can be located on the Company's website at WWW.NATURALLYADVANCED.COM. The Company will also provide, without charge and upon request, a copy of the Code of Ethics and/or Amended Insider Trading Policy. Request for a copy of the Code of Ethics or Amended Insider Trading Policy should be mailed to Naturally Advanced Technologies, Inc., 1307 Venables Street, Vancouver, British Columbia, Canada V5L 2G1, Attn: Ms. Larisa Harrison, Chief Administration Officer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

14.1 Code of Ethics

99.1 Insider Trading Policy



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         NATURALLY ADVANCED TECHNOLOGIES, INC.


DATE: April 18, 2007                     By: /s/ Kenneth Barker
                                             ___________________________
                                                 Kenneth Barker
                                                 Chief Executive Officer